Note 14 - Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Notes to Financial Statements
Subsequent Events [Text Block]

12. Subsequent Event

On April 11, 2023, we received a written notice from the Listing Qualifications Staff of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it has not been in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) for a period of 30 consecutive business days (the “Notice”). This Notice has no immediate effect on the listing of our stock on the Nasdaq Capital Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have a compliance period of 180 calendar days from the date of the Notice to regain compliance with the minimum closing bid price requirement. If we do not regain compliance during the compliance period, we may be afforded a second 180 calendar day period to regain compliance. To qualify, we must meet the continued listing requirement for market value of publicly-held shares and all other initial listing standards for the Nasdaq Capital Market (with the exception of the minimum bid price requirement) and notify Nasdaq of our intent to cure the deficiency by effecting a reverse stock split if necessary. If we do not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, our stock will be subject to delisting.

We can achieve compliance with the minimum bid price requirement if, during either compliance period, the closing bid price per share of our stock is at least $1.00 for a minimum of ten consecutive business days.

We intend to monitor the closing bid price of our stock and assess potential actions to regain compliance, but there can be no assurance that we will regain compliance with the minimum bid price requirement during the 180-day compliance period, secure a second 180-day period to regain compliance, or maintain compliance with the other Nasdaq listing requirements.

14. Subsequent Events

On January 23, 2023, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Investors”) pursuant to which we issued and sold to the Investors in a private placement (the “Private Placement”) an aggregate of 1,995,708 shares of our common stock, par value $0.0001 per share (“Common Stock”) and accompanying warrants (the “Warrants”) to purchase an aggregate of up to 1,995,708 additional shares of common stock at a price of $1.40 per share and accompanying Warrant. The exercise price of the Warrants is $1.40 per share. The Warrants are exercisable at any time on or after the date that is six months following the date of the issuance of the Warrants and will expire five and one-half years from the date of issuance. Brookline Capital Markets, a division of Arcadia Securities, LLC, has acted as our placement agent for the Private Placement (the “Placement Agent”).

We also entered into a letter agreement (the “Engagement Agreement”) with the Placement Agent, pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for us in connection with the Private Placement. We agreed to pay the Placement Agent a cash fee equal to 7% of the gross proceeds from the sale of the shares and accompanying Warrants in the Private Placement. The Placement Agent received warrants to purchase up to 99,785 shares of Common Stock (the “Placement Agent Warrants”) on substantially the same terms as the Warrants, except that the Placement Agent Warrants have an exercise price equal to 125% of the price paid by investors in the Private Placement, or $1.75 per share of Common Stock.

On January 30, 2023, we received aggregate gross proceeds of $2.8 million before deducting placement agent fees and estimated offering expenses payable by us. We expect the net proceeds from the Private Placement to be used for working capital purposes.